EXHIBIT 99.1
                                                                    ------------


FOR IMMEDIATE RELEASE


              HOLLINGER INTERNATIONAL ANNOUNCES INTERNAL REVIEW AT
                              THE CHICAGO SUN-TIMES


   o   Audit Committee Inquiry into Past Circulation Figure Reporting

   o   Company's U.K. Subsidiaries Unaffected

Chicago, IL, June 15, 2004 -- Hollinger International Inc. (NYSE:HLR) ("the Company") today announced that the Audit Committee of its Board of Directors is conducting an internal review into practices that resulted in the overstatement of circulation figures for The Chicago Sun-Times over the past several years. The Audit Committee is being assisted in the review by outside counsel Gardner Carton & Douglas LLP as well as the Company's in-house corporate counsel, and expects that its review could be completed by the end of next month.

The Company stated that among the efforts undertaken by the new leadership at The Chicago Sun-Times has been a focus on ensuring the accuracy of circulation figures reported to the Audit Bureau of Circulation (ABC). The review of the newspaper's circulation reporting practices intensified following a previously announced daily, single-copy price increase that went into effect on April 1, 2004, and issues with previously reported circulation figures were discovered. At that time, the Audit Committee, with the full support of the Company's management, immediately commenced its own review of the matter, in which significant progress has been made to date. The Sun-Times has discontinued the practices believed to have led to the overstated circulation reporting.

The Company also stated that, in light of its ongoing strategic process, it conducted an internal inquiry into circulation figure reporting at the Company's U.K. subsidiaries that publish The Telegraph and Sunday Telegraph. The Audit Committee has reviewed its findings and has confirmed that none of these practices found at the Sun-Times were employed at these publications.

The Company said that it does not intend to issue any further announcements concerning the Sun-Times circulation matter until the review is complete.

Hollinger International Inc. is a global newspaper publisher with English-language newspapers in the United States, Great Britain, and Israel. Its assets include The Daily Telegraph, The Sunday Telegraph and The Spectator magazine in Great Britain, The Chicago Sun-Times and a large number of community newspapers in the Chicago area, The Jerusalem Post and The International Jerusalem Post in Israel, a portfolio of new media investments and a variety of other assets.

Cautionary Statement on Forward-Looking Statements: Certain statements made in this release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain the words "believe," "anticipate," "expect," "estimate," "project, "will be," "will continue," "will likely result," "is subject to," or similar words or phrases. Forward-looking statements involve risks and uncertainties, which may cause actual results to differ materially from the forward-looking statements. The risks and uncertainties are detailed from time to time in reports filed by Hollinger International with the Securities and Exchange Commission, including in its Forms 10 K and 10 Q. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the Company's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

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CONTACTS:

U.S./Canada Media
Molly Morse - Kekst and Company
212-521-4826
molly-morse@kekst.com

U.K. Media
Jeremy Fielding - Kekst and Company
1-212-521-4825
jeremy-fielding@kekst.com